NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

SUPPLEMENT DATED OCTOBER 1, 2018

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2018

Effective immediately, Gunther Stein is no longer a portfolio manager for the Fund. Jenny Rhee will continue to serve as the portfolio manager for the Fund.

In addition, all references to Class T shares in the Fund’s summary prospectus are hereby deleted.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCREDS-1018P